BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Basic Value V.I. Fund

(the “Fund”)

Supplement dated November 14, 2019 to the Summary Prospectus and the

Prospectus of the Fund, dated May 1, 2019

Effective November 15, 2019, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Basic Value V.I. Fund — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Basic Value V.I. Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Carrie King	2009	Managing Director of BlackRock, Inc.
Joseph Wolfe	2017	Director of BlackRock, Inc.
Tony DeSpirito	2019	Managing Director of BlackRock, Inc.
David Zhao	2019	Managing Director of BlackRock, Inc.
Franco Tapia	2019	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Carrie King, Joseph Wolfe, Tony DeSpirito, David Zhao and Franco Tapia are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information — BlackRock Basic Value V.I. Fund” is deleted in its entirety and replaced with the following:

The Fund is managed by Carrie King, Joseph Wolfe, Tony DeSpirito, David Zhao and Franco Tapia, who are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Carrie King	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2007 to 2010; Vice President of BlackRock, Inc. in 2006.
Joseph Wolfe	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2017	Director of BlackRock, Inc. since 2012; Head of Quantitative Active Research at Northern Trust from 2005 to 2012.
Tony DeSpirito	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Managing Director of BlackRock, Inc. since 2014; Managing Principal, Portfolio Manager and Member of the Executive Committee of Pzena Investment Management from 2009 to 2014.
David Zhao	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Managing Director of BlackRock, Inc. since 2016; Global Equity Senior Research Analyst and Principal at Pzena Investment Management from 2006 to 2016.
Franco Tapia	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2019	Managing Director of BlackRock, Inc. since 2016; Senior Equity Research Analyst and Portfolio Manager at Pzena Investment Management from 2006 to 2016.

Shareholders should retain this Supplement for future reference.

PR2-VAR-BV-1119SUP

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